RATE-REGULATED BUSINESSES	12 Months Ended
Dec. 31, 2025
Regulated Operations [Abstract]
RATE-REGULATED BUSINESSES	RATE-REGULATED BUSINESSES
TC Energy's businesses that apply RRA currently include almost all of the Canadian, U.S. and Mexico natural gas pipelines and certain U.S. natural gas storage operations. Rate-regulated businesses account for and report assets and liabilities consistent with the resulting economic impact of the established rates, provided the rates are designed to recover the costs of providing the service and the competitive environment makes it probable that such rates can be charged and collected. Certain revenues and expenses subject to utility regulation or rate determination that would otherwise be reflected in the statement of income are deferred on the balance sheet and are expected to be recovered from or refunded to customers in future service rates.
Canadian Regulated Operations
The majority of TC Energy's Canadian natural gas pipelines are regulated by the CER under the Canadian Energy Regulator Act. The CER regulates the construction and operation of facilities and the terms and conditions of services, including rates, for the Company's Canadian regulated natural gas transmission systems under federal jurisdiction. The Impact Assessment Agency of Canada continues to assess designated projects.
TC Energy's Canadian natural gas transmission services are supplied under natural gas transportation tariffs that provide for cost recovery, including return of and on capital as approved by the CER. Subject to the terms of any settlement, rates charged for these services are typically set through a process that involves filing an application with the regulator wherein forecasted operating costs, including a return of and on capital, determine the revenue requirement for the upcoming year or multiple years. To the extent actual costs and revenues are more or less than forecasted costs and revenues, the regulator generally allows the difference to be deferred to a future period and recovered or refunded in rates at that time. Differences between actual and forecasted costs that the regulator does not allow to be deferred are included in the determination of net income in the year they occur. The Company's most significant regulated Canadian natural gas pipelines, based on total operated pipe length, are described below.
NGTL System
The NGTL System currently operates under the terms of the 2025-2029 Revenue Requirement Settlement, which was approved by the CER in September 2024 (the 2025-2029 NGTL Settlement). The 2025-2029 NGTL Settlement enables an investment framework that supports the approval by the Company's Board of Directors (Board) to allocate up to $3.3 billion of capital towards progression of the Multi-Year Growth Plan for expansion facilities to meet commitments on the NGTL System. It is comprised of multiple distinct projects with various targeted in-service dates, beginning in 2026, subject to final Company and regulatory approvals.
The 2025-2029 NGTL Settlement maintains an ROE of 10.1 per cent on 40 per cent deemed common equity while increasing NGTL System depreciation rates, with an incentive that allows the NGTL System the opportunity to further increase depreciation rates if tolls fall below specified levels or if growth projects are undertaken. The 2025-2029 NGTL Settlement introduces a new incentive mechanism to reduce both physical emissions and emission compliance costs, which builds on the incentive mechanism for certain operating costs where variances from projected amounts and emissions savings are shared with customers. A provision for review exists in the 2025-2029 NGTL Settlement if tolls exceed a pre-determined level or if final Company approvals of the multi-year growth plan are not obtained.
NGTL System's 2023 and 2024 results reflected the terms of the 2020-2024 Revenue Requirement Settlement which included an approved ROE of 10.1 per cent on 40 per cent deemed common equity, provided the NGTL System the opportunity to increase depreciation rates if tolls fell below specified levels and provided an incentive mechanism for certain operating costs where variances from projected amounts were shared with its customers.
Canadian Mainline
In April 2020, the CER approved the six-year unanimous negotiated settlement (the 2021-2026 Mainline Settlement) effective January 1, 2021. Similar to the previous settlement, the 2021-2026 Mainline Settlement maintains a base equity return of     10.1 per cent on 40 per cent deemed common equity and includes an incentive to either achieve cost efficiencies and/or increase revenues on the pipeline with a beneficial sharing mechanism to both customers and TC Energy.
Toll stabilization is achieved using deferral accounts, including the toll-stabilization account and the short-term adjustment accounts (STAA), which capture the surplus or shortfall between system revenues and cost of service each year under the 2021-2026 Mainline Settlement. A portion of the STAA commenced amortization in 2023 and the remainder commenced amortization in 2024, according to the terms outlined in the 2021-2026 Mainline Settlement as predetermined thresholds per the settlement agreement were met.
U.S. Regulated Operations
TC Energy's U.S. regulated natural gas pipelines operate under the provisions of the Natural Gas Act of 1938 (NGA), the Natural Gas Policy Act of 1978 and the Energy Policy Act of 2005, and are subject to the jurisdiction of FERC. The NGA grants FERC authority over the construction, acquisition and operation of pipelines and related facilities, including the regulation of tariffs which incorporates maximum and minimum rates for services and allows U.S. regulated natural gas pipelines to discount or negotiate rates on a non-discriminatory basis. The Company's most significant regulated U.S. natural gas pipelines, based on effective ownership and total operated pipe length, are described below.
Columbia Gas
Columbia Gas' natural gas transportation and storage services are provided under a tariff at rates subject to FERC approval. Columbia Gas operates under a settlement approved by FERC in October 2025 (the 2025 Columbia Gas Settlement). As part of the settlement, there is a moratorium on any further rate changes until April 1, 2028, and Columbia Gas must file for new rates with an effective date no later than April 1, 2031. The settlement also included additional rate step ups in April 2026 and April 2027 to reflect anticipated modernization-related spend.
ANR Pipeline
ANR Pipeline operates under rates established through a 2022 FERC-approved rate settlement (the 2022 ANR Settlement). In 2023, previously accrued rate refund liabilities, including interest, were refunded to customers. The 2022 ANR Settlement included a moratorium on rate changes until November 1, 2025, and required ANR to file for new rates with an effective date no later than August 1, 2028. The settlement also provided for a rate step up effective August 2024 related to certain modernization projects and an additional rate step up effective no later than August 1, 2028. In April 2025, ANR filed a Section 4 Rate Case with FERC requesting an increase to maximum transportation rates effective November 1, 2025, subject to refund. As of December 31, 2025, ANR is pursuing a collaborative process to find a mutually beneficial outcome with customers.
Columbia Gulf
Columbia Gulf operates under a settlement approved by FERC in August 2023, effective March 1, 2024 (the 2023 Columbia Gulf Settlement). The 2023 Columbia Gulf Settlement includes a moratorium on further rate changes through February 28, 2027, and Columbia Gulf must file for new rates no later than March 1, 2029.
Great Lakes
Great Lakes operates under a rate settlement approved by FERC in April 2022 (the 2022 Great Lakes Settlement), which maintains Great Lakes’ existing maximum transportation rates through October 31, 2025. The 2022 Great Lakes Settlement contained a moratorium until October 31, 2025. In April 2025, Great Lakes filed a Section 4 Rate Case with FERC requesting an increase to maximum transportation rates effective November 1, 2025, subject to refund. As of December 31, 2025, Great Lakes is pursuing a collaborative process to find a mutually beneficial outcome with customers.
Tuscarora
Tuscarora operates under rates established as part of the FERC-approved rate settlement in September 2023 (the 2023 Tuscarora Settlement). The 2023 Tuscarora Settlement provided for phased rate reductions as of February 1, 2023, and additionally as of February 1, 2025. The 2023 Tuscarora Settlement contains a moratorium that expires December 1, 2028. Tuscarora is required to file new rates by December 1, 2028.
Gas Transmission Northwest
Gas Transmission Northwest (GTN) operates under rates established as part of the FERC-approved rate settlement in October 2024 (the 2024 GTN Settlement). The 2024 GTN Settlement maintains the currently effective rates (the pre-filed rates) from April 1, 2024, through March 31, 2026. GTN will then reduce its pre-filed rates starting on April 1, 2026, through         March 31, 2027. The 2024 GTN Settlement contains a moratorium that expires March 31, 2027. GTN is required to file new rates by April 1, 2027.
Mexico Regulated Operations
TC Energy’s natural gas pipelines in Mexico are regulated by the CNE. While the majority of the Company's capacity is subscribed under a long-term contractual rate, the CNE sets rates for interruptible services. The rates in effect on TC Energy's Mexico natural gas pipelines provide for cost recovery, including a return of and on invested capital.
Regulatory Assets and Liabilities

at December 31	Remaining Recovery/ Settlement Period (years)	2025	2024
(millions of Canadian $)

Regulatory Assets
Deferred income taxes[1]	n/a	2,760	2,593
Operating and debt-service regulatory assets[2]	1	—	56
Foreign exchange on long-term debt[1,3]	1-4	23	39
Other	n/a	188	117
		2,971	2,805
Less: Current portion included in Other current assets (Note 7)		58	123
		2,913	2,682
Regulatory Liabilities
Pipeline abandonment trust balances[4]	n/a	3,143	2,686
Deferred income taxes – U.S. Tax Reform[5]	n/a	1,098	1,197
Canadian Mainline short-term adjustment and toll-stabilization accounts[6,7]	n/a	705	553
Cost of removal[8]	n/a	407	376
Canadian Mainline bridging amortization account[6]	5	268	322
Pensions and other post-retirement benefits[9]	n/a	266	122
Deferred income taxes[1]	n/a	195	188
Operating and debt-service regulatory liabilities[2]	1	134	50
ANR post-employment and retirement benefits other than pension[10]	n/a	43	45
Canadian Mainline long-term adjustment account[6,11]	1	37	74
Other	n/a	77	43
		6,373	5,656
Less: Current portion included in Accounts payable and other (Note 16)		532	353
		5,841	5,303
1These regulatory assets and liabilities are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets or liabilities are not included in rate base and do not yield a return on investment during the recovery period.
2Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances to be included in determination of rates in the following year.
3Foreign exchange on long-term debt of the NGTL System represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls.
4This balance represents the amounts collected in tolls from customers and is included in the LMCI restricted investments to fund future abandonment of the Company's CER-regulated pipeline facilities.
5The U.S. corporate income tax rate was reduced from 35 per cent to 21 per cent in 2017 as a result of H.R.1, the Tax Cuts and Jobs Act (U.S. Tax Reform). This U.S. regulated operations balance, where applicable, represents established regulatory liabilities driven by 2018 FERC prescribed changes related to U.S. Tax Reform being amortized over varying terms that approximate the expected reversal of the underlying deferred tax liabilities that gave rise to the regulatory liabilities.
6These regulatory accounts are used to capture revenue and cost variances plus toll-stabilization adjustments during the 2015-2030 settlement term.
7Under the terms of the 2021-2026 Mainline Settlement, a portion of the STAA account commenced amortization in 2023 and the remainder commenced amortization in 2024, as predetermined thresholds were met, over the terms outlined per the settlement agreement.
8This balance represents anticipated costs of removal that have been, and continue to be, included in depreciation rates and collected in the service rates of certain rate-regulated operations for future costs to be incurred.
9These balances represent the regulatory offset to pension plan and other post-retirement benefit obligations to the extent the amounts are expected to be collected from or refunded to customers in future rates.
10This balance represents the amount ANR estimates it would be required to refund to its customers for post-retirement and post-employment benefit amounts collected through its FERC-approved rates that have not been used to pay benefits to its employees. Pursuant to a FERC-approved rate settlement, the $43 million (US$32 million) balance at December 31, 2025 is subject to resolution through future regulatory proceedings and, accordingly, a settlement period cannot be determined at this time.
11Under the terms of the 2021-2026 Mainline Settlement, $223 million is amortized over the six-year settlement term.